Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases
Note 16:	Leases

The Company adopted ASC 842 on January 1, 2019 using the optional transition method.  See Note 2 “New Accounting Standards” for further discussion of the adoption.

The Company has operating and financing leases for real estate, vehicles, IT equipment, office equipment and production equipment.  The Company determines if an arrangement is a lease and identifies the classification of the lease as a financing lease or an operating lease at inception.  Operating leases are recorded as operating lease right-of-use assets (“ROU assets”) in “Other assets” and operating lease liabilities in “Accrued liabilities” and “Other liabilities” in the Consolidated Balance Sheets.  Financing leases are recorded as financing ROUs in “Property, plant and equipment” and lease liabilities in “Short-term borrowings and current maturities of long-term debt” and “Long-term debt, less current maturities” in the Consolidated Balance Sheets.

At the date of commencement, lease liabilities are recorded at the present value of the future minimum lease payments over the lease term.  The lease term is equal to the initial term at commencement plus any renewal or extension options that the Company is reasonably certain will be exercised.  ROU assets at the date of commencement are equal to the amount of the initial lease liability, the initial direct costs incurred by the Company and any prepaid lease payments less any incentives received.

Subsequent to the commencement date, operating lease liabilities are recorded at the present value of unpaid lease payments discounted at a discount rate established at the commencement date.  Due to the absence of an implicit rate in the Company’s lease contracts, an incremental borrowing rate is used in the determination of the present value of future lease payments.  Incremental borrowing rates for a lease are based on the lease term, lease currency and the Company’s credit spread.  Operating ROU assets are recorded as the beginning balance less accumulated amortization with accumulated amortization equaling the straight-lined lease expense less the periodic accretion of the lease liability using the effective interest rate method.

Subsequent to the commencement date, financing lease liabilities are increased to reflect interest on the lease liability and decreased for principal lease payments made.  The financing ROU asset is measured at cost less amortization expense and any accumulated impairment loss.  Amortization expense is calculated on a straight-line basis over the lease term or remaining useful life.

The Company’s lease terms allow for the extension or termination of its leases and accounts for the extension and termination when it is reasonably certain that the Company will exercise the option or terminate the lease. Reassessment of the lease term occurs when there is a significant event or a significant change in circumstances that is within the control of the Company that directly affects whether the Company is reasonably certain to exercise or not to exercise an option to extend or terminate the lease or to purchase the underlying asset.

Contractual specifications and requirements may be modified.  The Company considers contract modifications to exist when the modification includes a change to the contractual terms, scope of the lease or the consideration given.  In the event that the right to use an additional asset is granted and the lease payments associated with the additional asset are commensurate with the ROU asset’s standalone price, the modification is accounted for as a separate contract and the original contract remains unchanged.  In the event that a single lease is modified, the Company reassessed the classification of the modified lease as of the effective date of the modification based on the modified terms and accounts for initial direct costs, lease incentives and any other payments made to or by the Company in connection with the modification in the same manner that items would be accounted for in connection with a new lease.  If there is an additional ROU asset included, the lease term is extended or reduced, or the consideration is the only change in the contract, the Company reallocates the remaining consideration in the contract and remeasures the lease liability using a discount rate determined at the effective date of the modification.  The remeasured lease liability for the modified lease is an adjustment to the corresponding ROU asset and does not impact the Consolidated Statements of Operations.  In the event of a full or partial termination, the carrying value of the ROU asset decreases on a basis proportionate to the full or partial termination and any difference between the reduction in the lease liability and the proportionate reduction of the ROU asset is recognized as a gain or loss at the effective date of the modification.

The Company elected not to recognize short-term leases on its balance sheet and continues to expense such leases.  The Company also elected the practical expedient allowing the Company to account for each separate lease component of a contract and its associated non-lease component as a single lease component.  This practical expedient was applied to all underlying asset classes.  Variable lease expense was not material.

The components of lease expense for the year ended December 31, 2019 was as follows.

2019
Operating lease cost	$20.4

Finance lease cost
Amortization of right-of-use assets	$1.4
Interest on lease liabilities	1.6
Total finance lease cost	$3.0

Short-term lease cost	$1.7

Supplemental cash flow information related to leases for the year ended December 31, 2019 was as follows.

2019
Supplemental Cash Flows Information
Cash Paid for Amounts Included in the Measurement of Lease Liabilities
Operating cash flows from operating leases	$20.3
Operating cash flows from finance leases	$1.6
Financing cash flows from finance leases	$0.9
Leased Assets Obtained in Exchange for New Operating Lease Liabilities	$8.0

Supplemental balance sheet information related to leases was as follows.

December 31, 2019
Operating leases
Other assets	$53.8

Accrued liabilities	17.1
Other liabilities	41.0
Total operating lease liabilities	$58.1

Finance Leases
Property, plant and equipment	$16.9

Short-term borrowings and current maturities of long-term debt	0.7
Long-term debt, less current maturities	17.2
Total finance lease liabilities	$17.9

Weighted Average Remaining Lease Term (in years)
Operating leases	4.5
Finance leases	13.6

Weighted Average Discount Rate
Operating leases	2.3%
Finance leases	6.3%

Maturities of lease liabilities as of December 31, 2019 were as follows.

	Operating Leases	Finance Leases
2020	$18.0	$1.8
2021	13.6	1.8
2022	9.7	1.9
2023	6.9	1.9
2024	5.2	2.0
Thereafter	7.8	18.7
Total lease payments	$61.2	$28.1
Less imputed interest	(3.1)	(10.2)
Total	$58.1	$17.9

As of December 31, 2018, future minimum rental payments for operating leases for the five years subsequent to December 31, 2018 and thereafter were approximately $25.8 million, $19.5 million, $13.9 million, $7.7 million, $5.4 million and $9.4 million, respectively. As of December 31, 2018, future minimum rental payments for capital leases for the five years subsequent to December 31, 2018 and thereafter were approximately $0.8 million, $1.0 million, $1.1 million, $1.2 million, $1.4 million and $20.7 million, respectively.